UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.     )

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⌧	Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following material may be provided to stockholders of Red Robin Gourmet Burgers, Inc. (“Red Robin”).

The Red Robin Transformation Is Already Underway Your Red Robin CEO and Board of Directors are already taking decisive actions to position Red Robin for long-term success, including making meaningful changes to the Company’s leadership, governance and strategy. Our Strategy Is Designed to Deliver Value…...And Is Already Driving Results
Our strategy focuses on strengthening and transforming Red Robin’s dine-in business, growing off-premise sales channels and driving excellence — all designed to create value for YOU: Recapture Our Soul & Brand Promise — Memorable Moments New Service Model, Menu Rationalization, Technology,   Staffing/Retention Omni-Channel Marketing Program Accelerate Profitable Growth —Grow off-Premise, Donatos, New Restaurants De-leveraging and Returning Capital to Shareholders
 We are making measurable progress toward our goals, including: IMPROVED TOPLINE TRAJECTORY (Missing Graphic Reference) Q4 comparable restaurant revenues increased 1.3%; second consecutive quarter of positive comparable restaurant revenue & fourth consecutive quarter of operating    trend   improvement $1.3BN 2019 revenues IMPROVED OPERATING METRICS (Missing Graphic Reference) 98%+ staffed and approaching or exceeding best-in-class turnover Improvements in key performance indicators, including staffing, retention and ticket times IMPROVED GUEST METRICS (Missing Graphic Reference) Overall guest satisfaction scores are at an all time high Consistently  rising  guest  ratings  for  friendliness, taste of food, pace of experience, value and restaurant cleanliness
Our capital allocation priorities balance investments with returning capital to shareholders: Capital will be invested prudently to advance strategic priorities, with at least half of remaining free cash flow being used to repay debt and return capital to shareholders via share repurchases

Meet Your Board

Red Robin
GOURMET BURGERS and BREWS

Your New CEO and Newest Board Members...



Paul J.B. Murphy III

PRESIDENT, CHIEF EXECUTIVE OFFICER AND BOARD DIRECTOR

- Highly accomplished restaurant executive with 20+ years of industry experience
- Strong track record of executing significant turnarounds to drive growth & profitability
- Previously Executive Chairman of Noodles & Company; CEO of Del Taco Restaurants



David A. Pace

BOARD CHAIR;
MEMBER OF COMPENSATION COMMITTEE

- 30+ years of leadership experience in food and beverage, retail & consumer products industries
- Strong track record of driving significant margin and profit improvements
- Previously CEO of Jamba Juice; President of Carrabba's Italian Grill



Tom Conforti

FINANCE COMMITTEE CHAIR;
MEMBER OF AUDIT COMMITTEE

- 30+ years of experience in financial, strategic & operational roles
- Deep expertise in capital allocation & track record of driving total shareholder return
- Previously EVP & CFO of Wyndham Worldwide; CFO of IHOP/Dinequity



G.J. Hart

MEMBER OF COMPENSATION COMMITTEE;
MEMBER OF FINANCE COMMITTEE

- 35 years of leadership experience in food and beverage industry
- Strong track record of growing revenues & profitability
- CEO of Torchy's Tacos; previously Executive Chairman & CEO of California Pizza Kitchen; President & CEO of Texas Roadhouse Holdings



Allison Page

- Co-Founder & President of SevenRooms, a data-driven operations, marketing and guest engagement platform
- Successfully enables restaurant & hospitality operators to deliver exceptional guest experiences, streamline operations & drive repeat visits

...Joining a Strong and Highly Qualified Board



Cambria W. Dunaway

CHAIR OF NOMINATING AND GOVERNANCE COMMITTEE;
MEMBER OF COMPENSATION COMMITTEE

- 20+ years of leadership experience in marketing, digital strategy & advertising
- Chief Marketing Officer of Duolingo; previously Chief Marketing Officer for Yahoo!; U.S. President & Global Chief Marketing Officer of KidZania; EVP, Nintendo



Kalen F. Holmes

CHAIR OF COMPENSATION COMMITTEE;
MEMBER OF NOMINATING AND GOVERNANCE COMMITTEE

- 20+ years of leadership experience as a senior human resources executive in retail, technology & consumer products industries
- Previously EVP of Human Resources at Starbucks; held variety of leadership roles at Microsoft



Glenn B. Kaufman

MEMBER OF FINANCE COMMITTEE;
MEMBER OF NOMINATING & GOVERNANCE COMMITTEE

- 20+ years of leadership experience in finance, budgeting, franchising & omni-channel marketing
- Managing Member of D Cubed Group, a private-market investment firm; previously Managing Director at American Securities Capital Partners



Steven K. Lumpkin

CHAIR OF AUDIT COMMITTEE;
MEMBER OF FINANCE COMMITTEE

- 30+ years of leadership experience in the management consulting, healthcare & restaurant industries
- Principal at Rolling Hills Capital Partners; previously EVP, CFO & Board Director at Applebee's International



Stuart I. Oran

MEMBER OF AUDIT COMMITTEE;
MEMBER OF NOMINATING & GOVERNANCE COMMITTEE

- 25+ years of leadership experience in finance, governance, strategic planning and restaurant industry
- Partner at Liberty Hall Capital Partners, a private equity firm; previously Board Director at Wendy's International; Cofounder of FCB Financial Holdings

FOUNDED IN 1969, SEATTLE WA

554 CASUAL DINING RESTAURANTS IN 44 STATES

ONE OF THE LARGEST LOYALTY PROGRAMS – 9MM SUBSCRIBERS

TOP-5 CASUAL DINING BRAND IN 2019*

*Source: Technomic

About Red Robin Red Robin Gourmet Burgers, Inc. (www.redrobin.com), a casual dining restaurant chain founded in 1969 that operates through its wholly-owned subsidiary, Red Robin International, Inc., and under the trade name Red Robin Gourmet Burgers and Brews, is the Gourmet Burger Authority™, famous for serving more than two dozen craveable, high-quality burgers with Bottomless Steak Fries® in a fun environment welcoming to Guests of all ages. Whether a family dining with kids, adults grabbing a drink at the bar, or teens enjoying a meal, Red Robin offers an unparalleled experience for its Guests. In addition to its many burger offerings, Red Robin  serves a wide variety of salads, soups, appetizers, entrees, desserts, and signature beverages. Red Robin offers a variety of options behind the bar, including its extensive selection of local and regional beers, and innovative adult beer shakes and cocktails, earning the restaurant a VIBE Vista Award for Best Beer Program in a Multi-Unit Chain Restaurant. There are more than 560 Red Robin restaurants across the United States and Canada, including locations operating under franchise agreements. Red Robin… YUMMM®! Connect with Red Robin on Facebook, Instagram, and Twitter. Forward-Looking Statements Forward-looking statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described    in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s strategic initiatives, including the effectiveness of the Company’s affordability, service improvement, technology, and off-site initiatives to drive traffic and sales; the ability to increase labor productivity through alternative labor models, and to train the Company's workforce for service execution complexities related to growth of multiple revenue streams in the restaurant; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. Solicitation of Proxies Red Robin Gourmet Burgers, Inc. (“Red Robin”) intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). RED ROBIN STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Red Robin with the SEC without charge from the SEC’s website at www.sec.gov. Certain Information Regarding Participants Red Robin, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Red Robin’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the ownership of Red Robin’s directors and executive officers in Red Robin common shares is included in their SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Information can also be found in Red Robin’s other SEC filings. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

About Red Robin
Red Robin Gourmet Burgers, Inc. (www.redrobin.com), a casual dining restaurant chain founded in 1969 that operates through its wholly-owned subsidiary, Red Robin International, Inc., and under the trade name Red Robin Gourmet Burgers and Brews, is the Gourmet Burger Authority™, famous for serving more than two dozen craveable, high-quality burgers with Bottomless Steak Fries® in a fun environment welcoming to Guests of all ages. Whether a family dining with kids, adults grabbing a drink at the bar, or teens enjoying a meal, Red Robin offers an unparalleled experience for its Guests. In addition to its many burger offerings, Red Robin serves a wide variety of salads, soups, appetizers, entrees, desserts, and signature beverages. Red Robin offers a variety of options behind the bar, including its extensive selection of local and regional beers, and innovative adult beer shakes and cocktails, earning the restaurant a VIBE Vista Award for Best Beer Program in a Multi-Unit Chain Restaurant. There are more than 560 Red Robin restaurants across the United States and Canada, including locations operating under franchise agreements. Red Robin… YUMMM®! Connect with Red Robin on Facebook, Instagram, and Twitter.
Solicitation of Proxies
Red Robin Gourmet Burgers, Inc. (“Red Robin”) intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). RED ROBIN STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Red Robin with the SEC without charge from the SEC’s website at www.sec.gov.
Certain Information Regarding Participants
Red Robin, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Red Robin’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the ownership of Red Robin’s directors and executive officers in Red Robin common shares is included in their SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Information can also be found in Red Robin’s other SEC filings. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.
Cautionary Note Regarding Forward-Looking Statements
Forward-looking statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s strategic initiatives, including the effectiveness of the Company’s affordability, service improvement, technology, and off-site initiatives to drive traffic and sales; the ability to increase labor productivity through alternative labor models, and to train the Company's workforce for service execution complexities related to growth of multiple revenue streams in the restaurant; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.